SMALLCAP World Fund® Summary Prospectus Supplement March 31, 2025 (for the most recent summary prospectus)

The first paragraph in the “Principal investment strategies” section of the summary prospectus is amended to read as follows:

Principal investment strategies Normally the fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations within or below the capitalization range of companies included in the MSCI ACWI Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. As of January 31, 2025, the largest company in the MSCI ACWI Small Cap Index had a market capitalization of approximately $23.7 billion and the largest company in the Russell 2000 Index had a market capitalization of approximately $16.0 billion. The market capitalization of the companies included in the MSCI ACWI Small Cap Index and the Russell 2000 Index will change with market conditions. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

Keep this supplement with your summary prospectus.

Lit. No. MFGEBS-599-0325P Litho in USA CGD/ALD/10039-S104964

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE SUMMARY PROSPECTUS SUPPLEMENT FOR THE FUND.

/s/	JULIE E. LAWTON
JULIE E. LAWTON
SECRETARY